                                                                    EXHIBIT 14.1

                          DEPOTECH CORPORATION (07333)
                            PATENTS AND APPLICATIONS

=========================================================================================================================
Matter     Inventors                     Status           Serial No.     Patent No.     Title of Application
Number     Matter Name                   Staffing         Filing Date    Issue Date
=========================================================================================================================
002001     M. Sankaram et al.            ABANDONED        08/153,657                    SYNTHETIC MEMBRANE VESICLES WITH
           PD-3177                       JRW.JRW.JXL      11/16/93                      CONTROLLED RELEASE OF
                                                                                        ENCAPSULATED BIOLOGICALLY ACTIVE
                                                                                        SUBSTANCES
- -------------------------------------------------------------------------------------------------------------------------

002AU1     Depotech Corporation          PENDING          10535/95                      SYNTHETIC MEMBRANE VESICLES WITH
           OTHER ACIDS                   JRW.JRW.JXL      11/10/94                      CONTROLLED RELEASE OF
                                                                                        ENCAPSULATED BIOLOGICALLY ACTIVE
                                                                                        SUBSTANCES
- -------------------------------------------------------------------------------------------------------------------------

002BG1     Depotech Corporation          PENDING          100596                        SYNTHETIC MEMBRANE VESICLES WITH
           OTHER ACIDS                   JRW.JRW.JXL      11/10/94                      CONTROLLED RELEASE OF
                                                                                        ENCAPSULATED BIOLOGICALLY ACTIVE
                                                                                        SUBSTANCES
- -------------------------------------------------------------------------------------------------------------------------

002BR1     Depotech Corporation          PENDING                                        SYNTHETIC MEMBRANE VESICLES WITH
           OTHER ACIDS                   JRW.JRW.JXL      11/10/94                      CONTROLLED RELEASE OF
                                                                                        ENCAPSULATED BIOLOGICALLY ACTIVE
                                                                                        SUBSTANCES
- -------------------------------------------------------------------------------------------------------------------------

002CA1     Depotech Corporation          PENDING                                        SYNTHETIC MEMBRANE VESICLES WITH
           OTHER ACIDS                   JRW.JRW.JXL      11/10/94                      CONTROLLED RELEASE OF
                                                                                        ENCAPSULATED BIOLOGICALLY ACTIVE
                                                                                        SUBSTANCES
- -------------------------------------------------------------------------------------------------------------------------

002CN1     Depotech Corporation          UNFILED                                        SYNTHETIC MEMBRANE VESICLES WITH
           OTHER ACIDS                   JRW.JRW.JXL      11/10/94                      CONTROLLED RELEASE OF
                                                                                        ENCAPSULATED BIOLOGICALLY ACTIVE
                                                                                        SUBSTANCES
- -------------------------------------------------------------------------------------------------------------------------

002EP1     Depotech Corporation          PENDING                                        SYNTHETIC MEMBRANE VESICLES WITH
           OTHER ACIDS                   JRW.JRW.JXL      11/10/94                      CONTROLLED RELEASE OF
                                                                                        ENCAPSULATED BIOLOGICALLY ACTIVE
                                                                                        SUBSTANCES
- -------------------------------------------------------------------------------------------------------------------------

002FI1     Depotech Corporation          PENDING          962048                        SYNTHETIC MEMBRANE VESICLES WITH
           OTHER ACIDS                   JRW.JRW.JXL      11/10/94                      CONTROLLED RELEASE OF
                                                                                        ENCAPSULATED BIOLOGICALLY ACTIVE


- -------------------------------------------------------------------------------------------------------------------------

Generated: July 8, 1996                                                  Page: 1

                          DEPOTECH CORPORATION (07333)
                            PATENTS AND APPLICATIONS

=========================================================================================================================
Matter     Inventors                     Status           Serial No.     Patent No.     Title of Application
Number     Matter Name                   Staffing         Filing Date    Issue Date
=========================================================================================================================
- -------------------------------------------------------------------------------------------------------------------------
                                                                                        SUBSTANCES

- -------------------------------------------------------------------------------------------------------------------------
002HU1     Depotech Corporation          PENDING          P9601316                      SYNTHETIC MEMBRANE VESICLES WITH
           OTHER ACIDS                   JRW.JRW.JXL      11/10/94                      CONTROLLED RELEASE OF
                                                                                        ENCAPSULATED BIOLOGICALLY ACTIVE
                                                                                        SUBSTANCES
- -------------------------------------------------------------------------------------------------------------------------

002IL1     Depotech Corporation          PENDING          111628                        SYNTHETIC MEMBRANE VESICLES WITH
           FD-3177 ISRAEL                JRW.JRW.JXL      11/14/94                      CONTROLLED RELEASE OF
                                                                                        ENCAPSULATED BIOLOGICALLY ACTIVE
                                                                                        SUBSTANCES
- -------------------------------------------------------------------------------------------------------------------------

002JP1     Depotech Corporation          PENDING          07-514500                     SYNTHETIC MEMBRANE VESICLES WITH
           OTHER ACIDS                   JRW.JRW.JXL      11/10/94                      CONTROLLED RELEASE OF
                                                                                        ENCAPSULATED BIOLOGICALLY ACTIVE
                                                                                        SUBSTANCES
- -------------------------------------------------------------------------------------------------------------------------

002KR1     Depotech Corporation          PENDING          702583/96                     SYNTHETIC MEMBRANE VESICLES WITH
           OTHER ACIDS                   JRW.JRW.JXL      11/10/94                      CONTROLLED RELEASE OF
                                                                                        ENCAPSULATED BIOLOGICALLY ACTIVE
                                                                                        SUBSTANCES
- -------------------------------------------------------------------------------------------------------------------------

002MX1     Depotech Corporation          PENDING          948858                        SYNTHETIC MEMBRANE VESICLES WITH
           FD-3177 MEXICO                JRW.JRW.JXL      11/15/94                      CONTROLLED RELEASE OF
                                                                                        ENCAPSULATED BIOLOGICALLY ACTIVE
                                                                                        SUBSTANCES
- -------------------------------------------------------------------------------------------------------------------------

002NO1     Depotech Corporation          PENDING          962024                        SYNTHETIC MEMBRANE VESICLES WITH
           OTHER ACIDS                   JRW.JRW.JXL      11/10/94                      CONTROLLED RELEASE OF
                                                                                        ENCAPSULATED BIOLOGICALLY ACTIVE
                                                                                        SUBSTANCES
- -------------------------------------------------------------------------------------------------------------------------

002NZ1     Depotech Corporation          PENDING          276305                        SYNTHETIC MEMBRANE VESICLES WITH
           OTHER ACIDS                   JRW.JRW.JXL      11/10/94                      CONTROLLED RELEASE OF
                                                                                        ENCAPSULATED BIOLOGICALLY ACTIVE
                                                                                        SUBSTANCES
- -------------------------------------------------------------------------------------------------------------------------

002PL1     Depotech Corporation          PENDING                                        SYNTHETIC MEMBRANE VESICLES WITH

- -------------------------------------------------------------------------------------------------------------------------


Generated: July 8, 1996                                                  Page: 2

                          DEPOTECH CORPORATION (07333)
                            PATENTS AND APPLICATIONS

=========================================================================================================================
Matter     Inventors                     Status           Serial No.     Patent No.     Title of Application
Number     Matter Name                   Staffing         Filing Date    Issue Date
=========================================================================================================================
           OTHER ACIDS                   JRW.JRW.JXL      11/10/94                      CONTROLLED RELEASE OF
                                                                                        ENCAPSULATED BIOLOGICALLY ACTIVE
                                                                                        SUBSTANCES
- -------------------------------------------------------------------------------------------------------------------------

002RO1     Depotech Corporation          UNFILED                                        SYNTHETIC MEMBRANE VESICLES WITH
           OTHER ACIDS                   JRW.JRW.JXL      11/10/94                      CONTROLLED RELEASE OF
                                                                                        ENCAPSULATED BIOLOGICALLY ACTIVE
                                                                                        SUBSTANCES
- -------------------------------------------------------------------------------------------------------------------------

002RU1     Depotech Corporation          UNFILED                                        SYNTHETIC MEMBRANE VESICLES WITH
           OTHER ACIDS                   JRW.JRW.JXL      11/10/94                      CONTROLLED RELEASE OF
                                                                                        ENCAPSULATED BIOLOGICALLY ACTIVE
                                                                                        SUBSTANCES
- -------------------------------------------------------------------------------------------------------------------------

002WO1     Depotech Corporation          NAT'L PHASE      US94/12957                    SYNTHETIC MEMBRANE VESICLES WITH
           FD-3177 PCT                   JRW.JRW.JXL      11/10/94                      CONTROLLED RELEASE OF
                                                                                        ENCAPSULATED BIOLOGICALLY ACTIVE
                                                                                        SUBSTANCES
- -------------------------------------------------------------------------------------------------------------------------

002ZA1     Depotech Corporation          PENDING          94/9063        94/9063        SYNTHETIC MEMBRANE VESICLES WITH
           FD-3177 S. AFRICA             JRW.JRW.JXL      11/15/94       11/29/95       CONTROLLED RELEASE OF
                                                                                        ENCAPSULATED BIOLOGICALLY ACTIVE
                                                                                        SUBSTANCES
- -------------------------------------------------------------------------------------------------------------------------

008001     Sinil Kim et al.              ISSUED           08/062,799     5,455,044      METHOD FOR TREATING NEUROLOGICAL
           PD-2764                       JRW.JRW.JXL      05/14/93       10/03/95       DISORDERS
- -------------------------------------------------------------------------------------------------------------------------

008002     Sinil Kim et al.              ALLOWED          08/484,501                    METHOD FOR TREATING NEUROLOGICAL
           NEUROLOGICAL DISORDERS        JRW.JRW.JXL      06/07/95                      DISORDERS
- -------------------------------------------------------------------------------------------------------------------------

008CA1     DepoTech Corporation          PENDING          2162854                       METHOD FOR TREATING NEUROLOGICAL
           PD-2764 CANADA                JRW.JRW.JXL      05/14/93                      DISORDERS
- -------------------------------------------------------------------------------------------------------------------------

008JP1     DepoTech Corporation          PENDING          6-525365                      METHOD FOR TREATING NEUROLOGICAL
           PD-2764 JAPAN                 JRW.JRW.JXL      05/14/93                      DISORDERS
- -------------------------------------------------------------------------------------------------------------------------

008WO1     Depotech Corporation          NAT'L PHASE      US93/04645
           FD-2764 PCT                   JRW.JRW.LAH      05/14/93
- -------------------------------------------------------------------------------------------------------------------------



Generated: July 8, 1996                                                  Page: 3

                          DEPOTECH CORPORATION (07333)
                            PATENTS AND APPLICATIONS

=========================================================================================================================
Matter     Inventors                     Status           Serial No.     Patent No.     Title of Application
Number     Matter Name                   Staffing         Filing Date    Issue Date
=========================================================================================================================
009001     Stephen B. Howell et al.      ISSUED           07/514,665     5,173,219      UNIFORM SPHERICAL MULTILAMELLAR
           PD-3135                       JRW.JRW.JRW      04/25/90       12/22/92       LIPOSOMES OF DEFINED AND
                                                                                        ADJUSTABLE SIZE DISTRIBUTION

- -------------------------------------------------------------------------------------------------------------------------

010001     Stephen B. Howell et al.      ABANDONED        07/151,553                    MULTIVESICULAR LIPOSOMES HAVING A
           PD-3136                       JRW.JRW.JXL      02/18/88                      BIOLOGICALLY ACTIVE SUBSTANCE
                                                                                        ENCAPSULATED THEREIN IN THE
                                                                                        PRESENCE OF A HYDROCHLORIDE
- -------------------------------------------------------------------------------------------------------------------------

010AT1     Depotech Corporation          ISSUED           88301512.5     0280503        MULTIVESICULAR LIPOSOMES HAVING A
           FD-3136 AUSTRIA               JRW.JRW.JXL      02/23/88       04/07/93       BIOLOGICALLY ACTIVE SUBSTANCE
                                                                                        ENCAPSULATED THEREIN IN THE
                                                                                        PRESENCE OF A HYDROCHLORIDE
- -------------------------------------------------------------------------------------------------------------------------

010AU1     Depotech Corporation          ISSUED           12055/88       602190         MULTIVESICULAR LIPOSOMES HAVING A
           FD-3136 AUSTRALIA             JRW.JRW.JXL      02/23/88       02/23/88       BIOLOGICALLY ACTIVE SUBSTANCE
                                                                                        ENCAPSULATED THEREIN IN THE
                                                                                        PRESENCE OF A HYDROCHLORIDE
- -------------------------------------------------------------------------------------------------------------------------

010BE1     Depotech Corporation          ISSUED           88301512.5     0280503        MULTIVESICULAR LIPOSOMES HAVING A
           FD-3136 BELGIUM               JRW.JRW.JXL      02/23/88       04/07/93       BIOLOGICALLY ACTIVE SUBSTANCE
                                                                                        ENCAPSULATED THEREIN IN THE
                                                                                        PRESENCE OF A HYDROCHLORIDE
- -------------------------------------------------------------------------------------------------------------------------


010CA1     Depotech Corporation          ISSUED           559596         1323568        MULTIVESICULAR LIPOSOMES HAVING A
           FD-3136 CANADA                JRW.JRW.JXL      02/23/88       10/26/93       BIOLOGICALLY ACTIVE SUBSTANCE
                                                                                        ENCAPSULATED THEREIN IN THE
                                                                                        PRESENCE OF A HYDROCHLORIDE
- -------------------------------------------------------------------------------------------------------------------------

010CH1     Depotech Corporation          ISSUED           88301512.5     0280503        MULTIVESICULAR LIPOSOMES HAVING A
           FD-3136 SWITZERLAND           JRW.JRW.JXL      02/23/88       04/07/93       BIOLOGICALLY ACTIVE SUBSTANCE
                                                                                        ENCAPSULATED THEREIN IN THE
                                                                                        PRESENCE OF A HYDROCHLORIDE
- -------------------------------------------------------------------------------------------------------------------------

010DE1     Depotech Corporation          ISSUED           88301512.5     0280503        MULTIVESICULAR LIPOSOMES HAVING A
           FD-3136 GERMANY               JRW.JRW.JXL      02/23/88       04/07/93       BIOLOGICALLY ACTIVE SUBSTANCE


- -------------------------------------------------------------------------------------------------------------------------

Generated: July 8, 1996                                                  Page: 4

                          DEPOTECH CORPORATION (07333)
                            PATENTS AND APPLICATIONS

=========================================================================================================================
Matter     Inventors                     Status           Serial No.     Patent No.     Title of Application
Number     Matter Name                   Staffing         Filing Date    Issue Date
=========================================================================================================================
- -------------------------------------------------------------------------------------------------------------------------
                                                                                        ENCAPSULATED THEREIN IN THE
                                                                                        PRESENCE OF A HYDROCHLORIDE
- -------------------------------------------------------------------------------------------------------------------------

010DK1     Depotech Corporation          PENDING          0939/88                       MULTIVESICULAR LIPOSOMES HAVING A
           FD-3136 DENMARK               JRW.JRW.JXL      02/23/88                      BIOLOGICALLY ACTIVE SUBSTANCE
                                                                                        ENCAPSULATED THEREIN IN THE
                                                                                        PRESENCE OF A HYDROCHLORIDE
- -------------------------------------------------------------------------------------------------------------------------

010EP1     Depotech Corporation          GRANTED          88301512.5     280503         MULTIVESICULAR LIPOSOMES HAVING A
           FD-3136 EPC                   JRW.JRW.JXL      02/23/88       04/07/93       BIOLOGICALLY ACTIVE SUBSTANCE
                                                                                        ENCAPSULATED THEREIN IN THE
                                                                                        PRESENCE OF A HYDROCHLORIDE
- -------------------------------------------------------------------------------------------------------------------------

010ES1     Depotech Corporation          ISSUED           88301512.5     0280503        MULTIVESICULAR LIPOSOMES HAVING A
           FD-3136 SPAIN                 JRW.JRW.JXL      02/23/88       04/07/93       BIOLOGICALLY ACTIVE SUBSTANCE
                                                                                        ENCAPSULATED THEREIN IN THE
                                                                                        PRESENCE OF A HYDROCHLORIDE
- -------------------------------------------------------------------------------------------------------------------------

010FI1     Depotech Corporation          ISSUED           880841         95439          MULTIVESICULAR LIPOSOMES HAVING A
           FD-3136 FINLAND               JRW.JRW.JXL      02/23/88       02/12/96       BIOLOGICALLY ACTIVE SUBSTANCE
                                                                                        ENCAPSULATED THEREIN IN THE
                                                                                        PRESENCE OF A HYDROCHLORIDE
- -------------------------------------------------------------------------------------------------------------------------

010FR1     Depotech Corporation          ISSUED           88301512.5     0280503        MULTIVESICULAR LIPOSOMES HAVING A
           FD-3136 FRANCE                JRW.JRW.JXL      02/23/88       04/07/93       BIOLOGICALLY ACTIVE SUBSTANCE
                                                                                        ENCAPSULATED THEREIN IN THE
                                                                                        PRESENCE OF A HYDROCHLORIDE
- -------------------------------------------------------------------------------------------------------------------------

010GB1     Depotech Corporation          ISSUED           88301512.5     0280503        MULTIVESICULAR LIPOSOMES HAVING A
           FD-3136 GREAT BRITAIN         JRW.JRW.JXL      02/23/88       04/07/93       BIOLOGICALLY ACTIVE SUBSTANCE
                                                                                        ENCAPSULATED THEREIN IN THE
                                                                                        PRESENCE OF A HYDROCHLORIDE
- -------------------------------------------------------------------------------------------------------------------------

010GR1     Depotech Corporation          ISSUED           88301512.5     0280503        MULTIVESICULAR LIPOSOMES HAVING A
           FD-3136 GREECE                JRW.JRW.JXL      02/23/88       04/07/93       BIOLOGICALLY ACTIVE SUBSTANCE
                                                                                        ENCAPSULATED THEREIN IN THE
                                                                                        PRESENCE OF A HYDROCHLORIDE
- -------------------------------------------------------------------------------------------------------------------------


Generated: July 8, 1996                                                  Page: 5

                          DEPOTECH CORPORATION (07333)
                            PATENTS AND APPLICATIONS

=========================================================================================================================
Matter     Inventors                     Status           Serial No.     Patent No.     Title of Application
Number     Matter Name                   Staffing         Filing Date    Issue Date
=========================================================================================================================
- -------------------------------------------------------------------------------------------------------------------------
010IE1     Depotech Corporation          ISSUED           486/88         62221          MULTIVESICULAR LIPOSOMES HAVING A
           FD-3136 IRELAND               JRW.JRW.JXL      02/23/88       01/11/95       BIOLOGICALLY ACTIVE SUBSTANCE
                                                                                        ENCAPSULATED THEREIN IN THE
                                                                                        PRESENCE OF A HYDROCHLORIDE
- -------------------------------------------------------------------------------------------------------------------------

010IL1     Depotech Corporation          ISSUED           85509          85509          MULTIVESICULAR LIPOSOMES HAVING A
           FD-3136 ISRAEL                JRW.JRW.JXL      02/23/88       06/30/92       BIOLOGICALLY ACTIVE SUBSTANCE
                                                                                        ENCAPSULATED THEREIN IN THE
                                                                                        PRESENCE OF A HYDROCHLORIDE
- -------------------------------------------------------------------------------------------------------------------------

010IT1     Depotech Corporation          ISSUED           88301512.5     0280503        MULTIVESICULAR LIPOSOMES HAVING A
           FD-3136 ITALY                 JRW.JRW.JXL      02/23/88       04/07/93       BIOLOGICALLY ACTIVE SUBSTANCE
                                                                                        ENCAPSULATED THEREIN IN THE
                                                                                        PRESENCE OF A HYDROCHLORIDE
- -------------------------------------------------------------------------------------------------------------------------

010JP1     Depotech Corporation          PENDING          40522/1988                    MULTIVESICULAR LIPOSOMES HAVING A
           FD-3136 JAPAN                 JRW.JRW.JXL      02/23/88                      BIOLOGICALLY ACTIVE SUBSTANCE
                                                                                        ENCAPSULATED THEREIN IN THE
                                                                                        PRESENCE OF A HYDROCHLORIDE
- -------------------------------------------------------------------------------------------------------------------------

010KR1     Depotech Corporation          PENDING          88-1859                       MULTIVESICULAR LIPOSOMES HAVING A
           FD-3136 S. KOREA              JRW.JRW.JXL      02/23/88                      BIOLOGICALLY ACTIVE SUBSTANCE
                                                                                        ENCAPSULATED THEREIN IN THE
                                                                                        PRESENCE OF A HYDROCHLORIDE
- -------------------------------------------------------------------------------------------------------------------------

010LU1     Depotech Corporation          ISSUED           88301512.5     0280503        MULTIVESICULAR LIPOSOMES HAVING A
           FD-3136 LUXEMBOURG            JRW.JRW.JXL      02/23/88       04/07/93       BIOLOGICALLY ACTIVE SUBSTANCE
                                                                                        ENCAPSULATED THEREIN IN THE
                                                                                        PRESENCE OF A HYDROCHLORIDE
- -------------------------------------------------------------------------------------------------------------------------

010NL1     Depotech Corporation          GRANTED          88301512.5     0280503        MULTIVESICULAR LIPOSOMES HAVING A
           FD-3136 NETHERLANDS           JRW.JRW.JXL      02/23/88       04/07/93       BIOLOGICALLY ACTIVE SUBSTANCE
                                                                                        ENCAPSULATED THEREIN IN THE
                                                                                        PRESENCE OF A HYDROCHLORIDE
- -------------------------------------------------------------------------------------------------------------------------

010NO1     Depotech Corporation          ISSUED           880768         174087         MULTIVESICULAR LIPOSOMES HAVING A
           FD-3136 NORWAY                JRW.JRW.JXL      02/22/88       03/16/94       BIOLOGICALLY ACTIVE SUBSTANCE


- -------------------------------------------------------------------------------------------------------------------------


Generated: July 8, 1996                                                  Page: 6

                          DEPOTECH CORPORATION (07333)
                            PATENTS AND APPLICATIONS

=========================================================================================================================
Matter     Inventors                     Status           Serial No.     Patent No.     Title of Application
Number     Matter Name                   Staffing         Filing Date    Issue Date
=========================================================================================================================
- -------------------------------------------------------------------------------------------------------------------------
                                                                                        ENCAPSULATED THEREIN IN THE
                                                                                        PRESENCE OF A HYDROCHLORIDE
- -------------------------------------------------------------------------------------------------------------------------

010NZ1     Depotech Corporation          ISSUED                          223599         MULTIVESICULAR LIPOSOMES HAVING A
           FD-3136 NEW ZEALAND           JRW.JRW.JXL      02/23/88       01/25/91       BIOLOGICALLY ACTIVE SUBSTANCE
                                                                                        ENCAPSULATED THEREIN IN THE
                                                                                        PRESENCE OF A HYDROCHLORIDE
- -------------------------------------------------------------------------------------------------------------------------

010PT1     Depotech Corporation          ISSUED           86805          86805          MULTIVESICULAR LIPOSOMES HAVING A
           FD-3136 PORTUGAL              JRW.JRW.JXL      02/23/88       11/13/91       BIOLOGICALLY ACTIVE SUBSTANCE
                                                                                        ENCAPSULATED THEREIN IN THE
                                                                                        PRESENCE OF A HYDROCHLORIDE
- -------------------------------------------------------------------------------------------------------------------------

010SE1     Depotech Corporation          ISSUED           88301512.5     0280503        MULTIVESICULAR LIPOSOMES HAVING A
           FD-3136 SWEDEN                JRW.JRW.JXL      02/23/88       04/07/93       BIOLOGICALLY ACTIVE SUBSTANCE
                                                                                        ENCAPSULATED THEREIN IN THE
                                                                                        PRESENCE OF A HYDROCHLORIDE
- -------------------------------------------------------------------------------------------------------------------------

010TW1     Depotech Corporation          ISSUED           77101015       39083          MULTIVESICULAR LIPOSOMES HAVING A
           FD-3136 TAIWAN                JRW.JRW.JXL      02/23/88       05/01/90       BIOLOGICALLY ACTIVE SUBSTANCE
                                                                                        ENCAPSULATED THEREIN IN THE
                                                                                        PRESENCE OF A HYDROCHLORIDE
- -------------------------------------------------------------------------------------------------------------------------

010ZA1     Depotech Corporation          ISSUED           88/1241        88/1241        MULTIVESICULAR LIPOSOMES HAVING A
           FD3136 SOUTH AFRICA           JRW.JRW.JXL      02/23/88                      BIOLOGICALLY ACTIVE SUBSTANCE
                                                                                        ENCAPSULATED THEREIN IN THE
                                                                                        PRESENCE OF A HYDROCHLORIDE
- -------------------------------------------------------------------------------------------------------------------------

011001     Stephen B. Howell et al.      PENDING          07/563,365                    MULTIVESICULAR LIPOSOMES HAVING A
           PD-3137 (CIP OF PD-3136)         .   .JXL      08/06/90                      BIOLOGICALLY ACTIVE SUBSTANCE
                                                                                        ENCAPSULATED THEREIN IN THE
                                                                                        PRESENCE OF A HYDROCHLORIDE
- -------------------------------------------------------------------------------------------------------------------------

012001     Stephen B. Howell et al.      ABANDONED        07/709,744                    MULTIVESICULAR LIPOSOMES HAVING A
           PD-3138                          .   .JXL      06/03/91                      BIOLOGICALLY ACTIVE SUBSTANCE
                                                                                        ENCAPSULATED THEREIN IN THE
                                                                                        PRESENCE OF A HYDROCHLORIDE
- -------------------------------------------------------------------------------------------------------------------------

Generated: July 8, 1996                                                  Page: 7

                          DEPOTECH CORPORATION (07333)
                            PATENTS AND APPLICATIONS

====================================================================================================================================
Matter     Inventors                       Status         Serial No.     Patent No.        Title of Application
Number     Matter Name                                    Filing Date    Issue Date
====================================================================================================================================
- ------------------------------------------------------------------------------------------------------------------------------------
013001     Stephen B. Howell et al.        ABANDONED      08/352,342                       MULTIVESICULAR LIPOSOMES HAVING A
           PD-3139                         JRW.JRW.JXL    12/07/94                         BIOLOGICALLY ACTIVE  SUBSTANCE
                                                                                           ENCAPSULATED THEREIN IN THE
                                                                                           PRESENCE OF A HYDROCHLORIDE
- ------------------------------------------------------------------------------------------------------------------------------------
014001     Sinil Kim                       ABANDONED      07/196,590                       HETEROVESICULAR LIPOSOMES
           PD-3140                            .   .JXL    05/20/88
- ------------------------------------------------------------------------------------------------------------------------------------
015001     Sinil Kim                       ABANDONED      07/496,846                       HETEROVESICULAR LIPOSOMES
           PD-3141 (CIP/PD3140)            JRW.JXL.JXL    03/21/90
- ------------------------------------------------------------------------------------------------------------------------------------
015AT1     DepoTech Corporation            ISSUED         E123412        0524968           HETEROVESICULAR LIPOSOMES
           FD-3141 AUSTRIA                 JRW.JXL.JXL    03/20/91       06/07/95
- ------------------------------------------------------------------------------------------------------------------------------------
015AU1     DepoTech Corporation            ISSUED         75806/91       655177            HETEROVESICULAR LIPOSOMES
           FD-3141 AUSTRALIA               JRW.JXL.JXL    03/20/91       06/08/95
- ------------------------------------------------------------------------------------------------------------------------------------
015BE1     DepoTech Corporation            ISSUED         91906733.0     0524968           HETEROVESICULAR LIPOSOMES
           FD-3141 BELGIUM                 JRW.JXL.JXL    03/20/91       06/07/95
- ------------------------------------------------------------------------------------------------------------------------------------
015CA1     DepoTech Corporation            PENDING        2078666                          HETEROVESICULAR LIPOSOMES
           FD-3141 CANADA                  JRW.JXL.JXL    03/20/91
- ------------------------------------------------------------------------------------------------------------------------------------
015CH1     DepoTech Corporation            ISSUED         91906733.0     0524968           HETEROVESICULAR LIPOSOMES
           FD-3141 SWITZERLAND             JRW.JXL.JXL    03/20/91       06/07/95
- ------------------------------------------------------------------------------------------------------------------------------------
015CN1     DepoTech Corporation            PENDING        91102478.6                       HETEROVESICULAR LIPOSOMES
           FD-3141 CHINA                   JRW.JXL.JXL    03/21/91
- ------------------------------------------------------------------------------------------------------------------------------------
015DE1     DepoTech Corporation            ISSUED         91906733.0     0524968           HETEROVESICULAR LIPOSOMES
           FD-3141 GERMANY                 JRW.JXL.JXL    03/20/91       06/07/95
- ------------------------------------------------------------------------------------------------------------------------------------
015DK1     DepoTech Corporation            ISSUED         91906733.0     0524968           HETEROVESICULAR LIPOSOMES
           FD-3141 DENMARK                 JRW.JXL.JXL    03/20/91       06/07/95
- ------------------------------------------------------------------------------------------------------------------------------------
015EP1     DepoTech Corporation            GRANTED        91906733.0     0524968           HETEROVESICULAR LIPOSOMES
           FD-3141 EPC                     JRW.JXL.JXL    03/20/91       06/07/95
- ------------------------------------------------------------------------------------------------------------------------------------
015ES1     DepoTech Corporation            ISSUED         91906733.0     2073164 T3        HETEROVESICULAR LIPOSOMES
- ------------------------------------------------------------------------------------------------------------------------------------


Generated: July 8, 1996                                                  Page: 8

                          DEPOTECH CORPORATION (07333)
                            PATENTS AND APPLICATIONS

====================================================================================================================================
Matter     Inventors                       Status         Serial No.     Patent No.        Title of Application
Number     Matter Name                                    Filing Date    Issue Date
====================================================================================================================================
- ------------------------------------------------------------------------------------------------------------------------------------
           FD-3141 SPAIN                   JRW.JXL.JXL    03/20/91       06/07/95
- ------------------------------------------------------------------------------------------------------------------------------------
015FI1     DepoTech Corporation            PENDING        924193                           HETEROVESICULAR LIPOSOMES
           FD-3141 FINLAND                 JRW.JXL.JXL    03/20/91
- ------------------------------------------------------------------------------------------------------------------------------------
015FR1     DepoTech Corporation            ISSUED         91906733.0     0524968           HETEROVESICULAR LIPOSOMES
           FD-3141 FRANCE                  JRW.JXL.JXL    03/20/91       06/07/95
- ------------------------------------------------------------------------------------------------------------------------------------
015GB1     DepoTech Corporation            ISSUED         91906733.0     0524968           HETEROVESICULAR LIPOSOMES
           FD-3141 GREAT BRITIAN           JRW.JXL.JXL    03/20/91       06/07/95
- ------------------------------------------------------------------------------------------------------------------------------------
015GR1     DepoTech Corporation            ISSUED         91906733.0     950401499         HETEROVESICULAR LIPOSOMES
           FD-3141 GREECE                  JRW.JXL.JXL    03/20/91       06/07/95
- ------------------------------------------------------------------------------------------------------------------------------------
015IE1     DepoTech Corporation            ISSUED         911/91         62772             HETEROVESICULAR LIPOSOMES
           FD-3141 IRELAND                 JRW.JXL.SRY    03/19/91       02/06/95
- ------------------------------------------------------------------------------------------------------------------------------------
015IL1     DepoTech Corporation            ISSUED         97615          97615             HETEROVESICULAR LIPOSOMES
           FD-3141 ISRAEL                  JRW.JXL.JXL    03/20/91       10/01/95
- ------------------------------------------------------------------------------------------------------------------------------------
015IT1     DepoTech Corporation            ISSUED         91906733.0     0524968           HETEROVESICULAR LIPOSOMES
           FD-3141 ITALY                   JRW.JXL.JXL    03/20/91       06/07/95
- ------------------------------------------------------------------------------------------------------------------------------------
015JP1     DepoTech Corporation            PENDING        507280/1991                      HETEROVESICULAR LIPOSOMES
           FD-3141 JAPAN                   JRW.JXL.JXL    03/20/91
- ------------------------------------------------------------------------------------------------------------------------------------
015KR1     DepoTech Corporation            PENDING        92-702302                        HETEROVESICULAR LIPOSOMES
           FD-3141 S. KOREA                JRW.JXL.JXL    03/20/91
- ------------------------------------------------------------------------------------------------------------------------------------
015KW1     DepoTech Corporation            PENDING        12 PA/91                         HETEROVESICULAR LIPOSOMES
           FD-3141 KUWAIT                  JRW.JXL.JXL    06/20/91
- ------------------------------------------------------------------------------------------------------------------------------------
015LU1     DepoTech Corporation            ISSUED         91906733.0     0524968           HETEROVESICULAR LIPOSOMES
           FD-3141 LUXEMBOURG              JRW.JXL.JXL    03/20/91       06/07/95
- ------------------------------------------------------------------------------------------------------------------------------------
015NL1     DepoTech Corporation            ISSUED         91906733.0     0524968           HETEROVESICULAR LIPOSOMES
           FD-3141 HOLLAND                 JRW.JXL.JXL    03/20/91       06/07/95
- ------------------------------------------------------------------------------------------------------------------------------------
015NO1     DepoTech Corporation            PENDING        P923624                          HETEROVESICULAR LIPOSOMES
           FD-3141 NORWAY                  JRW.JXL.JXL    03/20/91
- ------------------------------------------------------------------------------------------------------------------------------------


Generated: July 8, 1996                                                  Page: 9

                          DEPOTECH CORPORATION (07333)
                            PATENTS AND APPLICATIONS

====================================================================================================================================
Matter     Inventors                       Status         Serial No.     Patent No.        Title of Application
Number     Matter Name                                    Filing Date    Issue Date
====================================================================================================================================
- ------------------------------------------------------------------------------------------------------------------------------------
015NZ1     DepoTech Corporation            ISSUED         237464         237464            HETEROVESICULAR LIPOSOMES
           FD-3141 NEW ZEALAND             JRW.JXL.JXL    03/18/91       06/08/95
- ------------------------------------------------------------------------------------------------------------------------------------
015NZ2     DepoTech Corporation            ISSUED         247547         247547            HETEROVESICULAR LIPOSOMES
           FD-3442 (Div/PD3141) NEW        JRW.JXL.SRY    03/18/91       05/14/96
           ZEALAND
- ------------------------------------------------------------------------------------------------------------------------------------
015PT1     DepoTech Corporation            PENDING        97101                            HETEROVESICULAR LIPOSOMES
           FD-3141 PORTUGAL                JRW.JXL.JXL    03/21/91
- ------------------------------------------------------------------------------------------------------------------------------------
015RU1     DepoTech Corporation            PENDING        5053129/081                      HETEROVESICULAR LIPOSOMES
           FD-3141 RUSSIA                  JRW.JXL.JXL    03/20/91
- ------------------------------------------------------------------------------------------------------------------------------------
015SA1     DepoTech Corporation            PENDING        93130496                         HETEROVESICULAR LIPOSOMES
           FD-3141 SAUDI ARABIA            JRW.JXL.JXL    04/27/93
- ------------------------------------------------------------------------------------------------------------------------------------
015SE1     DepoTech Corporation            ISSUED         91906733.0     0524968           HETEROVESICULAR LIPOSOMES
           FD-3141 SWEDEN                  JRW.JXL.JXL    03/20/91       06/07/95
- ------------------------------------------------------------------------------------------------------------------------------------
015TW1     DepoTech Corporation            PENDING        80102163                         HETEROVESICULAR LIPOSOMES
           FD-3141 TAIWAN                  JRW.JXL.JXL    03/19/91
- ------------------------------------------------------------------------------------------------------------------------------------
015WO1     DepoTech Corporation            NAT'L PHASE    US91/01849                       HETEROVESICULAR LIPOSOMES
           FD-3141 PCT                     JRW.JXL.JXL    03/20/91
- ------------------------------------------------------------------------------------------------------------------------------------
015ZA1     DepoTech Corporation            ISSUED         91/1974        91/1974           HETEROVESICULAR LIPOSOMES
           FD-3141 S. AFRICA               JRW.JXL.JXL    03/18/91       09/28/94
- ------------------------------------------------------------------------------------------------------------------------------------
016001     Sinil Kim                       ISSUED         08/078,701     5,422,120         HETEROVESICULAR LIPOSOMES
           CIP/PD3141                      JRW.JRW.JXL    06/16/93       06/06/95
- ------------------------------------------------------------------------------------------------------------------------------------
017001     Sinil Kim                       ABANDONED      08/051,135                       CYCLODEXTRIN LIPOSOMES
           PD-3403                         JRW.JRW.JXL    04/22/93                         ENCAPSULATING PHARMACOLOGIC
                                                                                           COMPOUNDS AND METHODS FOR THEIR
                                                                                           USE
- ------------------------------------------------------------------------------------------------------------------------------------
017CA1     DepoTech Corporation            PENDING        2161225                          CYCLODEXTRIN LIPOSOMES
           CYCLODEXTRIN                    JRW.JRW.JXL    04/22/94                         ENCAPSULATING PHARMACOLOGIC
                                                                                           COMPOUNDS AND METHODS FOR THEIR
                                                                                           USE
- ------------------------------------------------------------------------------------------------------------------------------------


Generated: July 8, 1996                                                 Page: 10

                          DEPOTECH CORPORATION (07333)
                            PATENTS AND APPLICATIONS

====================================================================================================================================
Matter     Inventors                       Status         Serial No.     Patent No.        Title of Application
Number     Matter Name                                    Filing Date    Issue Date
====================================================================================================================================
- ------------------------------------------------------------------------------------------------------------------------------------
017EP1     DepoTech Corporation            PENDING        94916558.3                       CYCLODEXTRIN LIPOSOMES
           CYCLODEXTRIN                    JRW.JRW.SRY    04/22/94                         ENCAPSULATING PHARMACOLOGIC
                                                                                           COMPOUNDS AND METHODS FOR THEIR
                                                                                           USE
- ------------------------------------------------------------------------------------------------------------------------------------
017JP1     DepoTech Corporation            PENDING        6-523593                         CYCLODEXTRIN LIPOSOMES
           CYCLODEXTRIN                    JRW.JRW.JXL    04/22/94                         ENCAPSULATING PHARMACOLOGIC
                                                                                           COMPOUNDS AND METHODS FOR THEIR
                                                                                           USE
- ------------------------------------------------------------------------------------------------------------------------------------
017TW1     Depotech Corporation            PENDING        82107009                         CYCLODEXTRIN LIPOSOMES
           FD-3403 TAIWAN                  JRW.JRW.JXL    08/28/93                         ENCAPSULATING PHARMACOLOGIC
                                                                                           COMPOUNDS AND METHODS FOR THEIR
                                                                                           USE
- ------------------------------------------------------------------------------------------------------------------------------------
017WO1     Depotech Corporation            NAT'L PHASE    US94/04490                       CYCLODEXTRIN LIPOSOMES
           FD-3536 PCT (CIP/PD3403)        JRW.JRW.JXL    04/22/94                         ENCAPSULATING PHARMACOLOGIC
                                                                                           COMPOUNDS AND METHODS FOR THEIR
                                                                                           USE
- ------------------------------------------------------------------------------------------------------------------------------------
018001     Mantripragada B. Sankaram       ABANDONED      08/227,776                       PREPARATION OF MULTIVESICULAR
           PD-3481                         JRW.JRW.JXL    04/13/94                         LIPOSOMES FOR CONTROLLED  RELEASE
                                                                                           OF ENCAPSULATED BIOLOGICALLY
                                                                                           ACTIVE SUBSTANCES
- ------------------------------------------------------------------------------------------------------------------------------------
019001     M. Sankaram et al.              PENDING        08/305,158                       PREPARATION OF MULTIVESICULAR
           PD-3636                         JRW.JRW.JXL    09/13/94                         LIPOSOMES FOR CONTROLLED  RELEASE
                                                                                           OF ENCAPSULATED BIOLOGICALLY
                                                                                           ACTIVE SUBSTANCES
- ------------------------------------------------------------------------------------------------------------------------------------
019WO1     Depotech Corporation            INT'L PHASE    US95/11609                       PREPARATION OF MULTIVESICULAR
           FD-3636 - PCT                   JRW.JRW.JXL    09/13/95                         LIPOSOMES FOR CONTROLLED  RELEASE
                                                                                           OF ENCAPSULATED BIOLOGICALLY
                                                                                           ACTIVE SUBSTANCES
- ------------------------------------------------------------------------------------------------------------------------------------
020001     Sinil Kim                       ALLOWED        08/393,724                       HETEROVESICULAR LIPOSOMES
           PD-4140 (CIP/PD3142)            JRW.JRW.JXL    02/23/95
- ------------------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------


Generated: July 8, 1996                                                 Page: 11

                          DEPOTECH CORPORATION (07333)
                            PATENTS AND APPLICATIONS

====================================================================================================================================
Matter     Inventors                       Status         Serial No.     Patent No.        Title of Application
Number     Matter Name                                    Filing Date    Issue Date
====================================================================================================================================
- ------------------------------------------------------------------------------------------------------------------------------------
021001     Sinil Kim                       PENDING        08/502,569                       EPIDURAL ADMINISTRATION OF
           EPIDURAL                           .   .JXL    07/14/95                         THERAPEUTIC
- ------------------------------------------------------------------------------------------------------------------------------------
022001     Mantripragada Sankaram et       PENDING        08/473,013                       MULTIVESICULAR LIPOSOMES WITH
           ACIDS                           JRW.JRW.JXL    06/06/95                         CONTROLLED RELEASE OF
                                                                                           ENCAPSULATED BIOLOGICALLY ACTIVE
                                                                                           SUBSTANCES
- ------------------------------------------------------------------------------------------------------------------------------------
023001     Mantripragada Sankaram et       PENDING        08/486,272                       MULTIVESICULAR LIPOSOMES WITH
           ACIDS                           JRW.JRW.JXL    06/06/95                         CONTROLLED RELEASE OF
                                                                                           ENCAPSULATED BIOLOGICALLY ACTIVE
                                                                                           SUBSTANCES
- ------------------------------------------------------------------------------------------------------------------------------------
024001     Sinil Kim et al.                PENDING        08/473,019                       MULTIVESICULAR LIPOSOMES HAVING A
           HYDROCHLORIDE                   JRW.JRW.JXL    06/06/95                         BIOLOGICALLY ACTIVE  SUBSTANCE
                                                                                           ENCAPSULATED THEREIN IN THE
                                                                                           PRESENCE OF A HYDROCHLORIDE
- ------------------------------------------------------------------------------------------------------------------------------------
025001     Sinil Kim et al.                PENDING        08/472,126                       MULTIVESICULAR LIPOSOMES HAVING A
           HYDROCHLORIDE                   JRW.JRW.JXL    06/06/95                         BIOLOGICALLY ACTIVE  SUBSTANCE
                                                                                           ENCAPSULATED THEREIN IN THE
                                                                                           PRESENCE OF A HYDROCHLORIDE
- ------------------------------------------------------------------------------------------------------------------------------------
027001     Sinil Kim                       PENDING        08/535,256                       CYCLODEXTRIN LIPOSOMES
           CYCLODEXTRIN CIP                JRW.JRW.JXL    10/23/95                         ENCAPSULATING PHARMACOLOGIC
                                                                                           COMPOUNDS AND METHODS FOR THEIR
                                                                                           USE
- ------------------------------------------------------------------------------------------------------------------------------------
030001                                     UNFILED
           ENCAPSULATION EFFICIENCY IN     JRW.JRW.JXL
           LIPOSOMES
- ------------------------------------------------------------------------------------------------------------------------------------


Generated: July 8, 1996                                                 Page: 12